Exhibit 99.1

Contact:	FOR RELEASE:
Tyler H. Rose	November 2, 2020
Executive Vice President
and Chief Financial Officer
(310) 481-8484 Or
Michelle Ngo
Senior Vice President
and Treasurer
(310) 481-8581

LOUISA RITTER JOINS KILROY REALTY’S
BOARD OF DIRECTORS

LOS ANGELES, CA – November 2, 2020 – Kilroy Realty Corporation (NYSE: KRC) today announced that it has expanded its Board of Directors and appointed Louisa Ritter as an independent director.
Ms. Ritter is the President of Pisces, Inc., a San Francisco-based asset management firm. Prior to joining Pisces in 2016, Ms. Ritter worked at Goldman Sachs for 14 years, most recently serving as Managing Director in its Executive Office and President of Goldman Sachs Gives. Prior to leading Goldman Sachs Gives, Ms. Ritter led various businesses including serving as COO of West Region Investment Banking and Chief of Staff of Global Technology, Media and Telecomm Investment Banking. Prior to Goldman Sachs, she spent ten years at Montgomery Securities, which ultimately became Banc of America Securities, where she served as Co-COO of Global Corporate & Investment Banking.
Ms. Ritter is deeply committed to supporting the community and has served on various non-profit boards including The Hamlin School, Marin Academy, the Management Board of the Stanford Graduate School of Business and The Global CO2 Initiative. She holds a Bachelor of Arts degree from Yale University and an MBA from the Stanford University Graduate School of Business.

“We are delighted to welcome Louisa to our Board of Directors,” said John Kilroy, KRC’s chairman and chief executive officer. “Her experience leading several complicated enterprises, her knowledge of finance and her commitment to protecting the environment will all be tremendously valuable assets to our organization.”
About Kilroy Realty Corporation. Kilroy Realty Corporation (NYSE: KRC, the “company”, “KRC”) is a leading West Coast landlord and developer, with a major presence in San Diego, Greater Los Angeles, the San Francisco Bay Area, and the Pacific Northwest. The company has earned global recognition for sustainability, building operations, innovation and design. As pioneers and innovators in the creation of a more sustainable real estate industry, the company’s approach to modern business environments helps drive creativity, productivity and employee retention for some of the world’s leading technology, entertainment, life science and business services companies.
KRC is a publicly traded real estate investment trust (“REIT”) and member of the S&P MidCap 400 Index with more than seven decades of experience developing, acquiring and managing office and mixed-use projects.
As of September 30, 2020, KRC’s stabilized portfolio totaled approximately 14.3 million square feet of primarily office and life science space that was 92.2% occupied and 95.5% leased. The company also had 808 residential units in Hollywood and San Diego, which had a quarterly average occupancy of 85.0% and 37.5%, respectively. In addition, KRC had seven in-process development projects with an estimated total investment of $1.9 billion, totaling approximately 2.3 million square feet of office and life science space. The office and life science space was 90% leased.
A Leader in Sustainability and Commitment to Corporate Social Responsibility
KRC is listed on the Dow Jones Sustainability World Index and has been recognized by industry organizations around the world. KRC’s stabilized portfolio was 68% LEED certified and 40% Fitwel certified as of September 30, 2020.
The company has been recognized by GRESB, the Global Real Estate Sustainability Benchmark, as the sustainability leader in the Americas for six consecutive years. Other honors have included the National Association of Real Estate Investment Trust’s (NAREIT) Leader in the

Light award for six consecutive years and ENERGY STAR Partner of the Year for seven years as well as ENERGY STAR’s highest honor of Sustained Excellence, for the past five years.
A big part of the company’s foundation is its commitment to enhancing employee growth, satisfaction and wellness while maintaining a diverse and thriving culture. The company was named to Bloomberg’s 2020 Gender Equality Index—recognizing companies committed to supporting gender equality through policy development, representation, and transparency.
More information is available at http://www.kilroyrealty.com.
Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; our ability to maintain our status as a REIT; and uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread, on our business and the economy generally. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our quarterly report on Form 10-Q for the period ending June 30, 2020 and in our annual report on Form 10-K for the year ended December 31, 2019 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the dates on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.
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